United States

Securities And Exchange Commission

Washington, DC 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2015

Manhattan Associates, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2300 Windy Ridge Parkway, Tenth Floor, Atlanta, Georgia

30339

(Address of Principal Executive Offices)

(Zip Code)

(770) 955-7070

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2015, the Board of Directors (the “Board”) of Manhattan Associates, Inc. (the “Company”) appointed Edmond Eger III to serve as a member of the Board, effective immediately. Mr. Eger was appointed as a Class II director, with an initial term expiring at the Company’s 2018 annual meeting of shareholders.

Item 7.01  Regulation FD Disclosure.

A copy of the Company’s press release announcing the appointment of Mr. Eger to the Board is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release regarding appointment of new director, dated October 16, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.

By: /s/ Dennis B. Story

      Dennis B. Story

      Executive Vice President, Chief Financial Officer

      and Treasurer

Dated:  October 16, 2015

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release regarding appointment of new director, dated October 16, 2015

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